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                                                                   Exhibit 10.40

                             Amendment No. 1 to the
         Tenneco Automotive Inc. Supplemental Executive Retirement Plan

Subject to the powers of amendment reserved in Section 10 of the Tenneco Automotive Inc. Supplemental Executive Retirement Plan (the "Plan"), the Company hereby amends the Plan as follows:

1. Effective December 31, 2004, all benefit accruals under the Plan are hereby frozen. As of this date, no new individuals will be eligible to participate in the Plan, and no additional benefits will accrue under the Plan.

2. Effective December 31, 2004, Section 4 of the Plan is deleted and replaced with the following new Section 4:

     "Any benefit payable under the Plan shall be in the form of a single lump sum payment and shall be payable as soon as practicable after the Participant's separation of service with the Company.

     The single lump sum payment shall be calculated using an interest rate equal to the annual rate of interest on 30-year Treasury securities as specified by the IRS for the second calendar month preceding the first day of the Plan Year during which the annuity starting date occurs, and the applicable mortality table described in Rev. Rul. 95-6, 1995-1 C.B. (page
     80), or such other formal guidance as may be issued from time to time by the IRS."

3. Except to the extent expressly amended by the terms of this Amendment, all provisions of the Plan shall remain in full force and effect following the date hereof and shall not be modified by this Amendment.

IN WITNESS WHEREOF, the Company has caused the Plan to be amended as set forth herein by its respective officers thereunder duly authorized.

                                                TENNECO AUTOMOTIVE INC.


                                                /s/ RICHARD P. SCHNEDIER
                                                ------------------------

                                                By: Richard P. Schneider

                                                Its: Senior Vice President,
                                                     Global Administration